UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2004

SYMBOL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Symbol Plaza, Holtsville, NY		11742

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(631) 738-2400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant is furnishing herewith its Press Release dated October 26, 2004 disclosing 2004 third quarter results. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management of the Registrant will host a teleconference and webcast on October 27, 2004 at 8:00 AM ET to discuss the subjects covered by the Press Release. Details on accessing the teleconference and webcast are contained in the Press Release. Audio and webcast replay of the teleconference and webcast, will be available on the Registrant’s website at www.symbol.com/investors from October 27, 2004 through November 11, 2004, on a 24 hour basis. Additionally, a PDF version of the webcast presentation will be available on the Registrant’s website at www.symbol.com/investors.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1      Press Release, dated October 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBOL TECHNOLOGIES, INC. (Registrant)

October 26, 2004	By:	/s/ Mark T. Greenquist

Name: Mark T. Greenquist
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated October 26, 2004